UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2010 (February 9, 2010)

Mediware Information Systems, Inc.
(Exact name of registrant as specified in its charter)

New York	1-10768	11-2209324
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S.Employer Identification No.)

11711 West 79th Street, Lenexa, KS	66214
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code    (913) 307-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition

On February 9, 2010, Mediware Information Systems, Inc. (the "Company") issued a press release announcing its financial results for its fiscal quarter ended December 31, 2009. The press release is attached hereto as Exhibit 99.1.  Exhibit 99.1 also includes information regarding the Company's scheduled conference call to discuss the Company's financial results for its fiscal quarter ended December 31, 2009.  This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 99.1	Press Release of Mediware Information Systems, Inc., dated February 9, 2010, announcing its financial results for the fiscal quarter ended December 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIWARE INFORMATION SYSTEMS, INC

Date: February 9, 2010	By:	/s/T. Kelly Mann
T. Kelly Mann
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Mediware Information Systems, Inc., dated February 9, 2010, announcing its financial results for the fiscal quarter ended December 31, 2009.